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                                                            EXHIBIT 10.1

                        FIRST AMENDMENT TO PURCHASE AGREEMENT


     This First Amendment to Purchase Agreement (this "Amendment") is made this 29th day of September, 1998, by and among Catholic Radio Network, LLC, a California Limited Liability Company ("CRN"), Children's Broadcasting Corporation, a Minnesota corporation ("CBC") and the wholly-owned subsidiaries of CBC listed on the signature pages hereto (collectively, the "Subsidiaries" and collectively with CBC, the "Sellers").

     WHEREAS. CRN and the Sellers are parties to that certain Purchase Agreement dated as of April 17, 1998 (the "Purchase Agreement") regarding the sale by the Sellers to CRN of substantially all of the assets of nine (9) radio stations and all of the stock of Children's Radio of New York, Inc. ("CRNY"), owner of WBAH-AM.

     WHEREAS, CRN and the Sellers wish to amend the terms of the Purchase Agreement to provide for an adjustment to the purchase price payable for the Stations and to set a closing date for the consummation of the transactions contemplated by the Purchase Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

          1. The Sellers hereby acknowledge and consent to the assignment by CRN of the right to receive the Acquired Assets (other than the FCC Licenses) and the CRNY Stock to CRN Operations, LLC, a wholly-owned subsidiary of CRN, and the right to receive the assignment of the FCC Licenses and the WJDM Co. Stock to CRN Licenses, LLC, a wholly-owned subsidiary of CRN.

          2. Section 4.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

               4.1 Purchase Price. As the purchase price for the Acquired Assets and the CRNY Stock, Buyer agrees to pay to CBC the sum of Fifty-seven Million Dollars ($57,000,000), subject to adjustment as provided herein (the "Purchase Price"), PROVIDED, HOWEVER, that Two Hundred Thirty Five Thousand Dollars ($235,000) of the Purchase Price shall be retained by Buyer as the KPLS Holdback as provided in Section 4.2.5 below.

          3. Section 4.2.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

               4.2.2 Forty-Eight Million Seven Hundred Sixty
               Five Dollars ($48,765,000.00) shall be paid to Sellers (or their designees to pay off outstanding liens or encumbrances on the Station Assets) in immediately available funds by wire transfer at Closing and Two Hundred Thirty Five Thousand Dollars ($235,000) shall be retained by Buyer as the KPLS Holdback;

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          5.   The following provisions shall be added to Section 4.2.5 to the
Purchase Agreement:

               4.2.5 Two Hundred Thirty Five Thousand Dollars ($235,000) of the Purchase Price (the "XPLS Holdback") shall be retained by the Buyer as consideration for the increase in the purchase price payable for the land for the KPLS tower site (the "Vander Eyk Property"). In the event that the purchase price paid by Buyer for the Vander Eyk Property (the "Vander Eyk Purchase Price") is less than Three Million Six Hundred Eighty Thousand Eight Hundred Dollars ($3,680,800), Buyer shall remit to Sellers from the KPLS Holdback one-half of the amount that the Vander Eyk Purchase Price is less than Three Million Six Hundred Eighty Thousand Eight Hundred Dollars ($3,680,800), up to a maximum of the amount of the Holdback, and the balance of the Holdback, if any, shall remain the property of Buyer and shall be considered a reduction in the Purchase Price. In the event that the Vander Eyk Purchase Price is Three Million Six Hundred Eighty Thousand Eight Hundred Dollars ($3,680,800) or more, the entire Holdback shall remain the property of Buyer.

          6. Section 6.21 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

               6.21 Since December 31, 1997 there has not been any material adverse change in the operation of the Stations or WJDM of condition of the Station Assets except as disclosed on SCHEDULE K. As used in this Agreement, a "material adverse change" shall expressly include anything which would prevent Buyer from consummating the purchase of Real Property contemplated under the Vander Eyk Agreement on the terms and conditions as reflected therein as of the day hereof or from constructing its KPLS tower array thereon in the ordinary course.

          7. Section 11.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows;

               11.1  Closing Date. The Closing of the
               transactions contemplated under this Agreement shall be held at such time and date or dates that shall be mutually agreed by the Sellers and Buyer; PROVIDED, HOWEVER, that absent such agreement, the Closing shall occur no later than October 16, 1998; and PROVIDED, FURTHER HOWEVER, that Buyer may extend the Closing up through and to October 30, 1998 at Buyer's sole option in exchange for a payment to Sellers, by wire transfer, of One Hundred Twenty Five Thousand Dollars (S ($125,000) (the "Extension Fee") per week the

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               Closing is so extended, prorated for any partial period, The
               Extension Fee shall be payable on the first business day of each week the Closing Date is so extended, and any proration of the Extension Fee in favor of Buyer shall be applied towards payment of the Purchase Price. The date scheduled, or required to be scheduled for Closing hereunder is referred to herein as the "Closing Date." Unless otherwise agreed by the parties in writing. the Closing shall take place at the offices of Gray Cary Ware & Freidenrich in San Diego, California.

          8. Notwithstanding the provisions of Section 6.16.4 of the Purchase Agreement, by the execution of this Amendment. CRN hereby agrees that the Sellers may initiate discussions with third parties regarding the sale of the Stations solely as a backup to the transactions contemplated by the Purchase Agreement, PROVIDED, HOWEVER, that such discussions must be preceded by written disclosure of the pending transactions between CRN and the Sellers, including CRN's right to extend the Closing Date through October 30, 1998, a copy of which written disclosure shall be promptly provided to CRN, and PROVIDED, FURTHER, that the Sellers shall promptly notify CRN of the parties with whom the Sellers are holding such discussions. The Sellers acknowledge and agree that any agreement or understanding that the Sellers may reach with a third party regarding a sale, lease or other disposition of any or all of the Stations will expressly be subject to CRN's rights under the Purchase Agreement and any agreement or understanding by the Sellers that is not expressly subject to CRN's rights under the Purchase Agreement shall be a breach of the Sellers' obligations under the Purchase Agreement. In the event that the parties fail to consummate the transactions contemplated by the Purchase Agreement for any reason other than a breach of the Purchase Agreement by the Sellers, provided the Sellers have continued to act in good faith and have used their best efforts to consummate the transactions contemplated by the Purchase Agreement, the sale of one or more of the Stations to a party with whom the Sellers have initiated discussions pursuant to this Section 8 shall not result in the payment of the Fee provided under Section 6.16.4 of the Purchase Agreement. Except as expressly provided herein and agreed to by CRN above, all other provisions of Section
6.16.4 of the Purchase Agreement remain in full force and effect.

          9. The parties hereto acknowledge that Sellers are currently effecting repairs to certain of the Acquired Assets and addressing signal problems at three (3) Stations. These items consist of (i) the repair of the WWTC towers to address structural integrity, (ii) the repair weld of the WAUR towers, (iii) the completion of the installation of the new ground systems at WBAH, (iv) the cure of the WAUR signal variance as documented by the STA issued by the FCC under which the Station is operating as of the date hereof, (v) the grant by the FCC of the pending direct measurement application and accompanying waiver request with respect to the WPWA signal as documented by application #BZ-980720AB pending before the FCC as of the date hereof, and (vi) the KPLS signal operating at slightly higher levels than currently provided under the FCC licenses issued to KPLS (collectively, the "Currently Identified Items"). With respect to the Currently Identified Items, CRN and the Sellers hereby agree as follows:

          (a) The Sellers hereby acknowledge their responsibility to remedy the Currently Identified Items to the reasonable satisfaction CRN and its engineers, and the Sellers covenant to complete such repairs and remedy such signal problems as soon as possible. Provided CBC continues to promptly and diligently remedy the Currently Identified Items, but such repair. are not complete prior to the Closing Data, CRN will agree to close with the repairs in process, and accept a firm commitment from the Sellers to insure completion of the repairs to the Currently Identified Items to CRN's reasonable satisfaction supported by an appropriate hold back and payment/security mechanism. In the event the repairs are not completed prior to the Closing Date, the parties agree that reasonable holdbacks for items (i) and (ii) and (iii) above , shall be a minimum of $20,000, $18,000 and S 10,000, respectively.

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          (b)  In addition to the Sellers' obligations under Article B of the
Purchase Agreement, the Sellers agree that they will indemnify and hold harmless CRN and every affiliate of CRN from and against any loss, damage, liability, claim, demand, judgment or expense sustained by CRN or Its affiliate., including claims of third parties, arising out of or relating to the Currently Identified Items. The Sellers agree that the indemnification pursuant to this paragraph shall not be subject to, or limited by, the $25,000 indemnification threshold provided in Section 8.3 of the Purchase Agreement and that such indemnification shall be provided to CRN and its affiliates pursuant to the procedures outlined in Section 8.5. of the Purchase Agreement.

With respect to any new casualty events that arise between the date of this Amendment to the Purchase Agreement and the Closing, the parties agree to jointly use their best efforts to reach an agreement to adequately protect CRN's interests and satisfy CRN's lenders to allow the parties to close the Purchase Agreement in accordance with the dates outlined in Section 11.1 of the Purchase Agreement, as amended hereby.

Except as expressly provided herein, all of the terms and provisions of the Purchase Agreement shall remain in full force and effect. Unless otherwise defined, all capitalize terms herein shall have the meaning ascribed to them in the Purchase Agreement.

IN WITNESS WHEREOF, the Parties hereto, by their properly authorized representatives, have caused this Amendment to Purchase Agreement to be executed as of the day and date first written above.

Children's Broadcasting Corporation          Catholic Radio Network, LLC

By:   /s/ James G. Gilbertson                By:   /s/ John T. Lynch
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  President and CEO
      ----------------------------                 ----------------------------

Children's of Chicago, Inc.                  WAUR-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Dallas, Inc.             KAHZ-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Denver, Inc.             KKYD-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Kansas City, Inc.        KCNW-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

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Children's Radio of Los Angeles, Inc.        KPLS-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Milwaukee, Inc.          WZER-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Minneapolis, Inc.        WWTC-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of New York, Inc.           WJDM-AM, Inc.


By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Philadelphia, Inc.       WPWA-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------

Children's Radio of Phoenix, Inc.            KIDR-AM, Inc.

By:   /s/ James G. Gilbertson                By:   /s/ James G. Gilbertson
      ----------------------------                 ----------------------------

Its:  COO                                    Its:  COO
      ----------------------------                 ----------------------------











              (Signature Page for First Amendment to Purchase Agreement)